SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 3, 2003


                                    SLI, INC.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Oklahoma                        0-25848                 73-1412000
-------------------------------        -----------          --------------------
(State or Other Jurisdiction of        (Commission              (IRS Employer
        Incorporation)                 File Number)          Identification No.)


                 500 Chapman Street, Canton, Massachusetts  02021
               ----------------------------------------------------
               (Address of principal executive offices)  (zip code)

                                 (781) 828-2948
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               Registrant's telephone number, including area code:


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         On March 3, 2003, SLI Inc. (the "Company") and certain of the Company's subsidiaries, each of which is a debtor and a debtor-in-possession in the Company's Chapter 11 proceeding in the U.S. Bankruptcy Court for the District of Delaware, announced that the Company signed definitive purchase agreements to sell its Miniature Lighting and General Lighting divisions and that the Company appointed two independent board members to oversee management of foreign operations pending the sales. A copy of the Company's press release announcing the foregoing is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(a)    Exhibits:

         Number            Description
         ------            -----------

         99.1     Press Release, dated as of March 3, 2003, of SLI, Inc.


                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  SLI, Inc.


                                                  By: /s/ Robert J. Mancini
                                                      --------------------------
                                                  Name:  Robert J. Mancini
                                                  Title: Chief Financial Officer





Date:  March 3, 2003



                               INDEX TO EXHIBITS
                               -----------------

         Number                   Description
         ------                   -----------

         99.1     Press Release, dated as of March 3, 2003, of SLI, Inc.

                                                                    Exhibit 99.1
--------------------------------------------------------------------------------

                           [LETTERHEAD OF SLI, INC.


                                                          Corporate Headquarters
                                                          500 Chapman Street
                                                          Canton, MA 02021
                                                          Tel. 781-828-2948
                                                          Fax  781-828-2012





Company Contact: Robert Mancini or Brian Whittman at (781) 828-2948

        Summary: SLI SIGNS DEFINITIVE PURCHASE AGREEMENTS TO SELL ITS MINIATURE
                 LIGHTING AND GENERAL LIGHTING DIVISIONS

                 SLI APPOINTS TWO INDEPENDENT BOARD MEMBERS TO OVERSEE MANAGEMENT OF FOREIGN OPERATIONS

FOR IMMEDIATE RELEASE

CANTON, MA - March 3, 2003 - SLI, Inc. ("SLI" or the "Company") announced today that it has entered into definitive agreements providing for the sale of its Miniature Lighting Division to an affiliate of M Capital LLC, a New York based private equity fund, and the sale of its General Lighting Division to a company owned by Frank M. Ward, the Company's Chairman of the Board and Chief Executive Officer.

The Company estimates the transaction with M Capital to have an enterprise value of approximately $100 million and the transaction with Mr. Ward to have an enterprise value of approximately $123 million.

Completion of both transactions is subject to the receipt of higher or otherwise better offers, bankruptcy court approval, regulatory approvals and other conditions. The transaction with M Capital is also subject to M Capital's receipt of financing and the satisfactory completion of its due diligence investigation. It is currently anticipated that both transactions will be completed in the spring of this year.

A Company spokesman stated, "We are very pleased to announce the proposed sale of both divisions, which constitute substantially all of our operations. As we have from the outset, we will continue to work throughout our Chapter 11 proceedings to maximize the interests of customers and suppliers, creditors and other parties in interest without compromising the quality of our products."

In addition, the Company announced that M. Barrington Hare and John A. Booker, two independent members of SLI's board of directors who reside in Europe, have been appointed as interim management to oversee the Company's foreign operations. Management of the Company's foreign operations will report directly to Messrs. Hare and Booker who, in turn, will report to the board of directors of SLI throughout the Chapter 11 proceedings.

A Company spokesman stated, "The appointment of Barry Hare and John Booker to oversee the Company's foreign operations on an interim basis will further assist the Company in managing its operations and overseeing the sale process. Both Barry and John have been directors of the Company for nearly five years and have extensive knowledge of the Company's business and operations which continues to be invaluable to the Company."

The Company has been operating under chapter 11 protection since September 9, 2002. While no reorganization plan has been finalized, SLI continues to believe that it is unlikely that there will be any recovery for the Company's stockholders.

SLI, Inc., based in Canton, MA, is a vertically integrated designer, manufacturer and seller of lighting systems, which are comprised of lamps and fixtures. The Company offers a complete range of lamps (incandescent, fluorescent, compact fluorescent, high intensity discharge, halogen, miniature incandescent, neon, LED and special lamps). The Company also offers a comprehensive range of fixtures. The Company serves a diverse international customer base and markets, has 35 plants in 11 countries and operates throughout the world. The Company believes that it is also the #1 global supplier of miniature lighting products for automotive instrumentation.

Statements in this release may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties that may affect the Company's business and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors and risks that may affect the Company's future results are the ability of the Company to successfully: complete the proposed sales of its business operations or otherwise conclude a financial and operational reorganization of the Company in the Chapter 11 process; continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, note holders, vendors and suppliers, employees and customers given the Company's financial condition; sell all or parts of the Company; reduce costs and improve cash flow; limit the Company's vulnerability to general adverse economic conditions; sell and market its products worldwide; retain sole source and other limited source supplies; find suitable manufacturers to which the Company can outsource certain of its products; continue to protect its intellectual property; and manage other uncertainties and risk factors, such as those described from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and Quarterly Report on Form 10-Q for the period ended September 30, 2002.

For more information, visit our website: http://www.sliinc.com.